UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 3, 2003

Date of Earliest Event Reported: June 2, 2003

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (561) 438-4800

Former name or former address, if changed since last report: N/A

SIGNATURE
EX-99.1 Press Release

ITEM 2. Acquisition of Subsidiary

On June 2, 2003, following receipt of all required regulatory approvals and satisfaction of all conditions to closing, Office Depot, Inc. completed the acquisition of 100% of the shares of Guilbert, S.A., a wholly-owned subsidiary of Pinault-Printemps-Redoute Group, a public company under the laws of France for approximately 815 million euros. The acquisition was made pursuant to a Sale and Purchase Agreement dated April 11, 2003, as reported in our Report on Form 8-K, filed with the SEC on April 18, 2003.

A copy of the Company’s press release announcing the closing is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

2.1 Sale and Purchase Agreement, dated April 11, 2003, by and between Office Depot, Inc. and Pinault-Printemps Redout (incorporated by reference from the Report on Form 8-K filed by Office Depot, Inc. on April 18, 2003).

99.1 Press release dated June 3, 2003, announcing completion of the acquisition of Guilbert, S.A.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.

Date: June 3, 2003	By: /S/ DAVID C. FANNIN

David C. Fannin Executive Vice President and General Counsel

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